MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2019

The date of this Supplement is October 29, 2019.

A Special Meeting of the Shareholders of Mercer Funds (the “Trust”) was held on October 28, 2019. The only proposal for consideration at the Special Meeting was the Election of the following nominees to serve as Trustees of the Trust: Harrison M. Bains, Jr., Adela M. Cepeda, Richard S. Joseph, Gail A. Schneider, and Luis A. Ubiñas. Each of Mr. Bains, Ms. Cepeda, Mr. Joseph, and Ms. Schneider currently serve as Trustees of the Trust. Mr. Ubiñas has not previously served as a Trustee of the Trust.

Accordingly, the following changes are made in the Statement of Additional Information of the Mercer Funds (the “SAI”):

1.     In the section titled Management of the Trust on page 27 of the Statement of Additional Information the following is added for Mr. Luis A. Ubiñas

Name, Address, and Age	Position Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Nominee	Other Directorships Held by Nominee
Luis A. Ubiñas 99 High Street Boston, MA 02110 (56)	Trustee	October 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of the Ford Foundation (a not-for profit organization) from 2008 to 2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: Electronic Arts, Inc., Boston Private Financial Holdings, Inc., and Tanger Factory Outlet Centers, Inc.
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2.     In the section “Qualifications of Trustees” the following information for Luis Ubiñas is added to page 30.

Louis A. Ubiñas. Mr. Ubiñas was nominated by the Independent Trustees, based on the recommendation of the Nominating Committee, to serve as an Independent Trustee of the Trust. Mr. Ubiñas has no relationships that would impair his independence to the Trust. Mr. Ubiñas’ experience has included serving as President of the Ford Foundation and as a senior partner at McKinsey & Company. Mr. Ubiñas also served on the US Trade Commission and on the Commission for US Competitiveness of the Export-Import Bank. Most recently, Mr. Ubiñas has served on the boards of various public and private companies and on the boards of non-profit organizations.

3.     At the meeting of the Board of Trustees held on June 17, 2019, the Board appointed Mr. Ubiñas to serve as a member of the Nominating and Corporate Governance Committee and the Audit Committee of the Board, subject to and effective upon the requisite vote of shareholders of the Trust to elect Mr. Ubiñas as a Trustee. Accordingly, the section titled “Board Committees” is amended by including Mr. Ubiñas as a member of each of the foregoing Committees.

4.     In the section “Trustee Ownership of Fund Shares” the following information for Luis Ubiñas is added to page 32.

Trustee Ownership of Fund shares and Ownership of Mercer Investments LLC and Its Control Persons. The following table provides the dollar range of equity securities of the Funds held by each Trustee as of December 31, 2018:

Trustee	Dollar range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Fund Complex
Independent Trustees
Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None
Luis A. Ubiñas	None	None
Interested Trustee
Richard S. Joseph	None	None

As of December 31, 2018, none of the Trustees owns any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.

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